Exhibit 10.1

                    Addendum to Registration Rights Agreement
                    -----------------------------------------

This Addendum to Registration Rights Agreement is entered into as of June 1, 2005, by and among MERCATOR MOMENTUM FUND, L.P., MERCATOR MOMENTUM FUND III, L.P, MONARCH POINTE FUND, LTD. (collectively, the "Funds") and MERCATOR ADVISORY GROUP, LLC ("MAG") (the Funds and MAG are referred to individually as a "Holder" and collectively as the "Holders"), Tidelands Oil & Gas Corporation, a Nevada corporation (the "Company"), and Robinson Reed, Inc., ("Robinson"). Capitalized terms not defined herein shall have the meaning set forth in that certain Registration Rights Agreement dated November 18, 2004 by and among the parties hereto (the "Registration Rights Agreement").

WHEREAS,   the  Company,  the  Holders  entered  into  the  Registration  Rights
Agreement, pursuant to which the Company granted to Holders certain registration rights;

WHEREAS, upon the effective date of the Registration  Statement the Funds desire
to  assign  a  portion  of  the   Debentures   and  Warrants  to  Robinson  (the
"Assignments");

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

     1. Upon the effective date of the Assignments, Robinson agrees to be bound by the terms and conditions as a Holder under the Registration Rights Agreement.

     2. Robinson certifies as of the effective date of the Assignments that all of the representations and warranties made by the Holders in the Registration Rights Agreement are true and correct with respect to Robinson.

     3. Upon the effective date of the Assignments, the Company and the Holders agree to join Robinson as a party to the Registration Rights Agreement, subject to all of the terms and conditions thereof.

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IN WITNESS  WHEREOF,  the parties have entered into the Addendum to Registration
Rights Agreement as of the date first written above.

Company:                                     Robinson:

Tidelands Oil & Gas Corporation              Robinson Reed, Inc.

By:                                                 /s/ Geoffrey Todd Magistrate
      --------------------------------             -----------------------------
Name:                                        By:      Geoffrey Todd Magistrate
      --------------------------------
Title:                                       Its:     Director
      --------------------------------


The Funds:                                   Mercator:
Mercator Momentum Fund LP                    Mercator Advisory Group, LLC
Mercator Advisory Group, LLC,
General Partner:
By:    /s/ David Firestone                   By:    /s/ David Firestone
      --------------------------------             -----------------------------
Name:    David Firestone                     Name:    David Firestone
Title:   Managing Member                     Title:   Managing Member




Mercator Momentum Fund III                   Monarch Pointe Fund, Ltd.
Mercator Advisory Group, LLC,
General Partner:
By:    /s/ David Firestone                   By:    /s/ David Firestone
      --------------------------------             -----------------------------
Name:    David Firestone
Title:   Managing Member                     Name:    David Firestone
                                             Title:   President